Exhibit A

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree that only one statement containing the information required by Schedule 13D and any further amendments thereto needs to be filed with respect to the beneficial ownership by each of the undersigned of the Class A Ordinary Shares of Ruhnn Holding Limited, a Cayman Islands company, and further agree that this Joint Filing Agreement be included as an exhibit to the Schedule 13D; provided that, as contemplated by Section 13d-1(k)(1)(ii), no person shall be responsible for the completeness or accuracy of the information concerning any other person making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Date: February 4, 2021

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the date first written above.

/s/ Min Feng

Min Feng

[Joint Filing Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the date first written above.

Ruhnn1106 Investment Limited

By:	/s/ Min Feng
Name: Min Feng Title: Director

[Joint Filing Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the date first written above.

/s/ Lei Sun

Lei Sun

[Joint Filing Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the date first written above.

LEIYU Investment Limited

By:	/s/ Lei Sun
Name: Lei Sun Title: Director

[Joint Filing Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the date first written above.

/s/ Chao Shen

Chao Shen

[Joint Filing Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the date first written above.

YangMing Investment Limited

By:	/s/ Chao Shen
Name: Chao Shen Title: Director

[Joint Filing Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the date first written above.

/s/ Yi Zhang

Yi Zhang

[Joint Filing Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the date first written above.

China Himalaya Investment Limited

By:	/s/ Yi Zhang
Name: Yi Zhang Title: Director

[Joint Filing Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the date first written above.

Tianjin Himalaya Investment Consulting Co., Ltd.

By:	/s/ Yan Yan
Name: Yan Yan Title: Authorized Signatory

[Joint Filing Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the date first written above.

Tianjin Saif Shengyuan Investment Management Center (Limited Partnership)

By:	/s/ Yan Yan
Name: Yan Yan Title: Authorized Signatory

[Joint Filing Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the date first written above.

Xiamen Saif Equity Investment Partnership (Limited Partnership)

By:	/s/ Yan Yan
Name: Yan Yan Title: Authorized Signatory

[Joint Filing Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the date first written above.

Shanghai Yuanqiong Enterprise Management Co., Ltd.

By:	/s/ Zhiyue Cao
Name: Zhiyue Cao Title: Authorized Signatory

[Joint Filing Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the date first written above.

Beijing Junqi Jiarui Enterprise Management Co., Ltd.

By:	/s/ Zhenxing Shao
Name: Zhenxing Shao Title: Authorized Signatory

[Joint Filing Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the date first written above.

Beijing Juncheng Hezhong Investment Management Partnership (Limited Partnership)

By:	/s/ Zhenxing Shao
Name: Zhenxing Shao Title: Authorized Signatory

[Joint Filing Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the date first written above.

Junlian Capital Management Co., Ltd.

By:	/s/ Zhenxing Shao
Name: Zhenxing Shao Title: Authorized Signatory

[Joint Filing Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the date first written above.

Junlian Capital (Shenzhen) Management Co., Ltd.

By:	/s/ Zhenxing Shao
Name: Zhenxing Shao Title: Authorized Signatory

[Joint Filing Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the date first written above.

Beijing Junlian Tongdao Investment Management Partnership (Limited Partnership)

By:	/s/ Zhenxing Shao
Name: Zhenxing Shao Title: Authorized Signatory

[Joint Filing Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the date first written above.

Shanghai Legend Capital Shudai Enterprise Management Consulting Partnership Enterprise (Limited Partnership)

By:	/s/ Zhenxing Shao
Name: Zhenxing Shao Title: Authorized Signatory

[Joint Filing Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the date first written above.

Beijing Junlian Yitong Equity Investment Partnership (Limited Partnership)

By:	/s/ Zhenxing Shao
Name: Zhenxing Shao Title: Authorized Signatory

[Joint Filing Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the date first written above.

Shanghai Yuanze Enterprise Management Co., Ltd.

By:	/s/ Xiang Zhao
Name: Xiang Zhao Title: Authorized Signatory

[Joint Filing Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the date first written above.

Xinjiang Yuanjing Hezhi Equity Investment Partnership (Limited Partnership)

By:	/s/ Ge Jin
Name: Ge Jin Title: Authorized Signatory

[Joint Filing Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the date first written above.

Zhoushan Yuanjing Hezhi Equity Investment Partnership Corporation (Limited Partnership)

By:	/s/ Ge Jin
Name: Ge Jin Title: Authorized Signatory

[Joint Filing Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the date first written above.

Alibaba Group Holding Limited

By:	/s/ Timothy Steinert
Name: Timothy Steinert Title: Authorized Signatory

[Joint Filing Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the date first written above.

Taobao Holding Limited

By:	/s/ Jinwei Zhang
Name: Jinwei Zhang Title: Authorized Signatory

[Joint Filing Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the date first written above.

Taobao China Holding Limited

By:	/s/ Jinwei Zhang
Name: Jinwei Zhang Title: Authorized Signatory

[Joint Filing Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the date first written above.

Eastern Bell Xiii Investment Limited

By:	/s/ Junping Yin
Name: Junping Yin Title: Director

[Joint Filing Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the date first written above.

Suzhou Qiming Ronghe Venture Capital Investment Partnership Enterprise (Limited Partnership)

By:	/s/ Ziping Kuang
Name: Ziping Kuang Title: Authorized Signatory

[Joint Filing Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the date first written above.

Suzhou Qicheng Investment Management Partnership Enterprise (Limited Partnership)

By:	/s/ Ziping Kuang
Name: Ziping Kuang Title: Authorized Signatory

[Joint Filing Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the date first written above.

Bilibili Inc.

By:	/s/ Rui Chen
Name: Rui Chen Title: Director

[Joint Filing Agreement Signature Page]